UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 27, 2008 (June 27, 2008)
Grey Wolf, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	1-8226 (Commission File Number)	74-2144774 (IRS Employer Identification No.)

10370 Richmond Ave., Suite 600
Houston, TX		77042
(Address of principal executive offices)		(Zip Code)
(713) 435-6100
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Items.
     As previously reported, on June 24, 2008, Grey Wolf, Inc. (“Grey Wolf”) received a third unsolicited written proposal from the Board of Trustees of Precision Drilling Trust (“Precision”), the first proposal being the subject of our Current Reports on Form 8-K filed on June 10, 2008 and June 12, 2008 and the second proposal being the subject of our Current Report on Form 8-K filed on June 19, 2008. The third Precision proposal is to acquire all of the common stock of Grey Wolf for total consideration of U.S. $10.00 per share on a fully diluted basis, consisting of cash and trust units at the election of Grey Wolf’s shareholders, subject to proration so that the cash portion does not exceed 50% of the aggregate offer price.
     Grey Wolf’s Board of Directors has carefully analyzed and considered the third Precision proposal and, after receiving advice from financial and legal advisors, has determined that it is not, and is not reasonably likely to result in, a Superior Proposal (as such term is defined in the Agreement and Plan of Merger by and between Grey Wolf, Basic Energy Services, Inc. (“Basic”) and Horsepower Holdings, Inc. dated April 20, 2008).
     On June 27, 2008, Grey Wolf responded to Precision’s third proposal dated June 24, 2008 to acquire Grey Wolf. A copy of the Grey Wolf response is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Also on June 27, 2008, Grey Wolf issued a press release regarding its Board of Director’s decision, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     Additional information concerning the Grey Wolf/Basic proposed merger and concerning Grey Wolf’s consideration of Precision’s proposal is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits:
99.1	Grey Wolf, Inc. Response to Precision Drilling Trust dated June 27, 2008

99.2	Grey Wolf, Inc. Press Release dated June 27, 2008

99.3	Presentation materials concerning the Grey Wolf/Basic proposed merger and concerning Grey Wolf’s consideration of Precision’s proposal

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 27, 2008

GREY WOLF, INC.
/s/ David W. Wehlmann
David W. Wehlmann,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Grey Wolf, Inc. Response to Precision Drilling Trust dated June 27, 2008

99.2	Grey Wolf, Inc. Press Release dated June 27, 2008

99.3	Presentation materials concerning the Grey Wolf/Basic proposed merger and concerning Grey Wolf’s consideration of Precision’s proposal